                                                                   Exhibit 10.14


                             UNICCO SERVICE COMPANY
                                    USC, INC.
                        UNICCO GOVERNMENT SERVICES, INC.
                              UNICCO FINANCE CORP.
                          UNICCO SERVICE OF M.I., INC.
                          UNICCO SERVICE OF N.J., INC.
                          275 Grove Street, Suite 3-200
                              Auburndale, MA 02466

                                        Dated as of: September 24, 2001

Fleet National Bank
Individually and as Agent
100 Federal Street
Boston, Massachusetts 02110

Citizens Bank of Massachusetts
28 State Street
Boston, Massachusetts 02109

     Re:  SIXTH AMENDMENT TO LOAN DOCUMENTS

Ladies and Gentlemen:

     We refer to the Amended and Restated Revolving Credit Agreement, dated as of October 17, 1997 (as amended from time to time, the "Agreement"), among Unicco Service Company, USC, Inc., Unicco Government Services, Inc., Unicco Finance Corp., Unicco Service of M.I., Inc. and Unicco Service of N.J., Inc. (collectively, the "Borrowers"), the banking institutions referred to therein as Banks (the "Banks"), and Fleet National Bank, f/k/a BankBoston, N.A., as Agent (the "Agent"). Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Loans to the Borrowers.

     Terms used in this letter of agreement (the "Sixth Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

     We have requested that you make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Sixth Amendment.


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     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Sixth Amendment, and fully intending to be legally bound by this Sixth Amendment, we hereby agree with you as follows:

                                   ARTICLE I

                            AMENDMENTS TO AGREEMENT

     Effective as of September 24, 2001, the Agreement is amended in each of the following respects:

     (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Sixth Amendment.

     (b) Clause (ii) of the definition of "Borrowing Base" contained in Section
1.1 of the Agreement is hereby amended to read in its entirety as follows:

     "(ii) the sum of (x) 80% of the Net Outstanding Amount of Base Accounts as at such date, PLUS (y) 60% of the Net Outstanding Amount of Unbilled Base Accounts as at such date, in each case as determined by the Agent, PROVIDED that the Agent reserves the right, in its reasonable discretion exercised in good faith and in accordance with its customary practices, to increase or decrease the foregoing percentages or to modify the eligibility requirements for such Net Outstanding Amount of Base Accounts or Net Outstanding Amount of Unbilled Base Accounts based upon a determination that a material adverse change in the Collateral has occurred."

     (c) It is agreed by the parties hereto that, for purposes of calculating the Borrowing Base, there shall be eliminated from the aggregate amount of Base Accounts all deferred revenues of the Borrower Affiliated Group.

     (d) Clause (a) of the definition of "Total Debt Service" contained in
Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

     "(a) the aggregate amount of scheduled principal payments required to be made by the Borrower Affiliated Group during such period with respect to all Indebtedness (other than the principal payment in the aggregate amount of $2,750,000 to be made by certain of the Borrowers to MCRC, on or about September 30, 2001, in respect of the MCRC Subordinated Notes)".

     (e) Section 1.1 of the Agreement is hereby amended by inserting the following new definition immediately after the definition of "Net Outstanding Amount of Base Accounts" contained therein:


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     "NET OUTSTANDING AMOUNT OF UNBILLED BASE ACCOUNTS. The net amount of Base
     Accounts:

          (i) for which invoices have not yet been rendered by a member of the Borrower Affiliated Group;

          (ii) for which the Agent has received evidence satisfactory to it that the services giving rise to such Base Accounts have been performed by a member of the Borrower Affiliated Group and accepted by the applicable account debtor; and

          (iii) which would constitute Base Accounts after application of the criteria contained in clauses (b) through (i), inclusive, of the definition of Net Outstanding Amount of Base Accounts."

     (f) Section 6.7 of the Agreement is hereby amended to read in its entirety as follows:

          "6.7 TOTAL DEBT RATIO. The Borrower Affiliated Group shall not permit the Total Debt Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter in any fiscal period identified below to be greater than the ratio specified below opposite such period:

                                                                       MAXIMUM
                              PERIOD                                    RATIO
                              ------                                   -------

               For the four consecutive fiscal quarters               5.25 to 1
               ending on September 23, 2001
               (determined at the end of such fiscal
               quarter for the four quarters then
               ending)

               For the four consecutive fiscal quarters               5.00 to 1
               ending on December 23, 2001
               (determined at the end of such fiscal
               quarter for the four quarters then
               ending)

               For any four consecutive fiscal                        4.75 to 1"
               quarters ending on or after March 24,
               2002 (determined at the end of each
               fiscal quarter for the four quarters then
               ending)

     (g) Section 6.9A of the Agreement is hereby amended to read in its entirety as follows:


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          "6.9A. TOTAL SENIOR DEBT RATIO. The Borrower Affiliated Group shall not permit the Total Senior Debt Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter in any fiscal period identified below to be greater than the ratio specified below opposite such period:

                                                                       MAXIMUM
                              PERIOD                                    RATIO
                              ------                                   -------

               For the four consecutive fiscal quarters               2.60 to 1
               ending on September 23, 2001
               (determined at the end of such fiscal
               quarter for the four quarters then
               ending)

               For any four consecutive fiscal                        2.50 to 1"
               quarters ending on or after December
               23, 2001 (determined at the end of
               each fiscal quarter for the four quarters
               then ending)


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     The Borrowers hereby jointly and severally represent and warrant to you as follows:

     (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Sixth Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

     (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Default or Event of Default exists on the date of this Sixth Amendment (both before and after giving effect to all of the arrangements and transactions contemplated by this Sixth Amendment).

     (c) BINDING EFFECT OF DOCUMENTS. This Sixth Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.


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                                  ARTICLE III

                       PROVISIONS OF GENERAL APPLICATION

     (a) NO OTHER CHANGES. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents and Security Documents shall remain unmodified, and the Agreement and each of the other Loan Documents and Security Documents, as amended and supplemented by this Sixth Amendment, are confirmed as being in full force and effect.

     (b) GOVERNING LAW. This Sixth Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Sixth Amendment and the rights and obligations of each of the parties hereto and thereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

     (c) BINDING EFFECT; ASSIGNMENT. This Sixth Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

     (d) COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Sixth Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     (e) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Sixth Amendment shall conflict in any respect with any of the terms of any of the Agreement or any other Loan Document, the terms of this Sixth Amendment shall be controlling.

     (f) CONDITIONS WITH OTHER AGREEMENTS. This Sixth Amendment shall be effective as of September 24, 2001, but only if each of the following conditions has been met to the satisfaction of the Agent: (i) the form of acceptance at the end of this Sixth Amendment shall be signed by each of the Borrowers, the Guarantor, the Agent and the Banks, (ii) the Borrowers shall have paid to the Agent, for the ratable benefit of the Banks, an amendment fee in the aggregate amount equal to $25,000, and (iii) the Agent shall have received an original of any necessary consents to this Sixth Amendment.


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     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Sixth Amendment and return such counterpart to the undersigned, whereupon this Sixth Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                   Very truly yours,

                                   THE BORROWERS:


                                   UNICCO SERVICE COMPANY

                                       George A. Keches
                                   By: _________________________________________
                                       Title: President


                                   USC, INC.

                                       George A. Keches
                                   By: _________________________________________
                                       Title: President


                                   UNICCO GOVERNMENT SERVICES, INC.

                                       George A. Keches
                                   By: _________________________________________
                                       Title: President


                                   UNICCO FINANCE CORP.

                                       George A. Keches
                                   By: _________________________________________
                                       Title: President


                                   UNICCO SERVICE OF M.I., INC.

                                       George A. Keches
                                   By: _________________________________________
                                       Title: President


                                   UNICCO SERVICE OF N.J., INC.

                                       George A. Keches
                                   By: _________________________________________
                                       Title: President


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     The foregoing Sixth Amendment is hereby accepted by the undersigned as of
September 24, 2001.

THE BANKS:

FLEET NATIONAL BANK

    Luanne T. Smith
By: _________________________________________
    Title: Vice President


CITIZENS BANK OF MASSACHUSETTS

    David J. Costello
By: _________________________________________
    Title: Vice President


THE AGENT:

FLEET NATIONAL BANK, as Agent

    Luanne T. Smith
By: _________________________________________
    Title: Vice President


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                              CONSENT OF GUARANTOR

     Unicco Facility Services Canada Company (the "Guarantor") has guaranteed the Obligations of the Borrowers under (and as defined in) the Agreement by executing one or more Unlimited Guarantees, dated as of October 17, 1997 (the "U-Canada Guaranty"). By executing this letter, the Guarantor hereby absolutely and unconditionally reaffirms the U-Canada Guaranty and acknowledges and agrees to the terms and conditions of this Sixth Amendment, and the Agreement as amended hereby.

                                        UNICCO FACILITY SERVICES CANADA COMPANY

                                            George A. Keches
                                        By: ____________________________________
                                            Title: President


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